                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 20, 2004

                      SmartServ Online, Inc.
      (Exact Name of Registrant as Specified in its Charter)

     Delaware                          0-28008                  13-3750708
(State or Other Jurisdiction of     (Commission              (I.R.S. Employer
Incorporation or Organization)     File Number)             Identification No.)

2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania          19462
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Compensation Actions Taken on February 11, 2005

  CEO and COO

On February  11,  2005,  the  Compensation  Committee  of the Board of Directors
("Committee")  and the Board of Directors  ("Board') of SmartServ  Online,  Inc.
(the  "Company")  approved the following  compensation  decisions with regard to
Robert M. Pons, the Company's Chief Executive Officer and President, and Timothy
Wenhold, the Company's Chief Operating Officer:

     o    The Committee set the 2005 maximum bonus for Messrs.  Pons and Wenhold at 65% of their base salary, which bonus comprises of 3 components:

          a.   Successful  integration of recently acquired KPCCD -- 15% of base salary.

          b.   Successful  introduction of the Company's Uphonia brand -- 15% of base salary.

          c.   Attain  cash  flow  break  even or  better in 2005 -- 35% of base salary.

          The specific  parameters to measure if the first two  components  have been met will be determined  by the  Committee,  and their  respective employment agreements will be amended accordingly.

     o    The Committee approved an increase in the base salary of Messrs.  Pons and Wenhold to $241,500  and  $195,500  per annum,  respectively.  For
          2005, the Committee also intends to issue  additional stock options to
          Messrs.  Pons  and  Wenhold  from  time to time as  determined  by the
          Committee in its discretion.

     o    The Committee also approved further  amendments to the base salary and bonus  package of  Messrs.  Pons and  Wenhold,  which  amendments  are conditional  upon the  closing of the  proposed  acquisition  of Telco
          Group,  Inc.  and related  companies  ("Telco  Group").  The  proposed acquisition of Telco Group was  previously  announced by press release on November  17,  2004.  In  particular,  in the event the Telco Group closing occurs, then the base salary of Messrs. Pons and Wenhold would increase to $350,000 and $283,000 per annum,  respectively.  Also, the total  compensation  targets  (including  base  salary  and bonus) for
          Messrs.   Pons  and  Wenhold  for  2005  are  $550,000  and  $450,000,
          respectively,  with the  specific  criteria  to be  determined  by the
          Committee and incorporated into their employment agreements.

  Non-Employee Directors

Also on February 11, 2005,  the Board  approved  amendments to the  compensation paid to the non-employee members of the Board.

     o    The non-employee directors will be paid the following annual rates for service on the Board, which will be paid on a quarterly basis:

          Non-employee board member -- $10,000
          Non-employee Chairman of the Board -- $60,000
          Committee Chairman -- $3,000
          Committee Member -- $2,000

          The directors will be reimbursed for  out-of-pocket  expenses incurred in  attending  meetings.  The Board also  intends to issue  additional
          stock  options  to  non-employee   directors  from  time  to  time  as
          determined by the Board in its discretion.

     o    The Board also approved further amendments to the compensation paid to non-employee directors to become effective upon (and conditioned upon)
          the closing of the proposed acquisition of Telco Group. In particular, in the event the Telco  Group  closing  occurs  then the  non-employee directors  will be paid the following  annual rates for service on the
          Board, which will be paid on a quarterly basis:

          Non-employee board member -- $30,000
          Non-employee Chairman of the Board -- $150,000
          Committee Chairman -- $7,500
          Committee Member -- $5,000

                                       2

     The directors would be reimbursed for  out-of-pocket  expenses  incurred in attending meetings, and the Board intends to issue additional stock options to non-employee directors from time to time.

Option Grant to Chairman of Board

On January 10, 2005,  the Board granted an option to purchase  250,000 shares of the  Company's  common stock to Paul J. Keeler,  the  Company's  Chairman of the
Board.  This option was  exercisable  immediately and will expire on January 10,
2010. The exercise price for the option is $2.10 per share.

2004 Bonuses and Option Grants

On December 20, 2004,  the Committee  approved the following  bonuses to Messrs.
Pons and Wenhold  with regard to their  performance  in 2004.  Messrs.  Pons and
Wenhold were awarded a bonus of 100% of their  respective  base salary for 2004;
provided  however,  that 50% of this bonus will be deferred until the successful closing of the proposed  acquisition of Telco Group and/or financing to increase working  capital.  These bonuses  amounted to $210,000 for Mr. Pons and $170,000 for Mr.  Wenhold in total  (i.e.,  before the  deferral of $105,000 and $85,000, respectively).  These  bonuses  were paid based on factors  other than the bonus criteria  set forth in their  employment  agreements,  which were  deemed by the
Committee to be incomplete and not relevant to the current operating environment of the Company.  Also on December 20, 2004,  the Committee  granted an option to purchase  400,000 and 250,000  shares of the  Company's  common stock to Messrs.
Pons  and  Wenhold,  respectively.  Both  options  will  become  exercisable  in thirty-six  (36) equal  monthly  installments  (on the last calendar day of each month) beginning December 31, 2004 and ending on November 30, 2007. Both options will expire on December 19, 2014 and have an exercise price of $2.07 per share.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                     SMARTSERV ONLINE, INC.

Dated:  February 17, 2005                          By:  /s/ Robert M. Pons
                                                         Robert M. Pons,
                                                         Chief Executive Officer